Exhibit 10.2(b)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

WORK ORDER #1

PROTOCOL NUMBER: CHS-1420-02

This Work Order #1 is made and entered as of the 31st day of March, 2015 (the “Effective Date”) by and between Coherus BioSciences, Inc. (“Sponsor”) and [***] (“[***]”).

WHEREAS, Sponsor and [***] have entered into that certain Master Services Agreement dated February 27,  2015 (hereinafter referred to as the “Agreement"); and

WHEREAS, pursuant to the Agreement, [***] has agreed to perform certain Services in accordance with Work Orders from time to time entered into by the Parties, as more fully provided in Section 1.0 of the Master Agreement, and Sponsor and [***] now desire to enter into such a Work Order, (the “Work Order”).

WHEREAS, [***] and Sponsor desire that [***] provide certain Services with respect to CHS-1420-02: A Double-Blind, Randomized, Parallel-Group, Active-Control Study to Compare the Efficacy and Safety of CHS-1420 DP Versus Humira® in Subjects with Chronic Plaque Psoriasis (PsO), (the "Study") for the study of the drug CHS-1420 ("Study Drug").

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows:

1.  Scope of Services.  [***] shall perform the Services described in the Scope of Services, attached to this Work Order as Attachment A ("Scope of Services").

2.  Compensation.  For performance of these Services, Sponsor shall pay to [***] the amounts set forth in the Budget set forth in Attachment B to this Work Order, which amounts shall be payable pursuant to the Payment Schedule set forth in Attachment C to this Work Order.

3.  Term and Termination.  The term of this Work Order shall commence upon the Effective Date stated above and shall continue until completion of Services as described in Attachment A, provided, however, the provisions of the Agreement shall govern its termination prior to completion.

4.  Incorporation by Reference; Conflict.  The provisions of the Agreement are hereby expressly incorporated by reference into and made a part of this Work Order. In the event of a conflict between the terms and conditions of this Work Order and those of the Agreement, the terms of the Agreement shall take precedence and control over those of this Work Order unless the Work Order expressly and specifically states an intent to supersede the Agreement on a specific matter by reference.  Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

5.  Timely Completion.  The timeline for this Work Order is attached as Attachment D.

6.  Currency.  All invoices and amounts to be paid shall be in USD.

7. Additional Indemnification.  The parties agree that Sponsor further agrees to indemnify, defend, and hold harmless Service Provider, its Affiliates and their respective officers, directors, employees, agents and other representatives against any and all claims, expenses or losses (including reasonable attorney’s fees) as a result of [***].

IN WITNESS WHEREOF, the Parties have hereunto signed this Work Order effective as of the Effective Date.

[***]		Coherus BioSciences, Inc.

By:	[***]	By:	/s/ Jean-Frederic Viret

Name:	[***]	Name:	Jean-Frederic Viret

Title:	[***]	Title:	Chief Financial Officer

Date:	April 1, 2015	Date:	April 10, 2015

LIST OF ATTACHMENTS:

ATTACHMENT A:	SCOPE OF SERVICES
ATTACHMENT B:	BUDGET
ATTACHMENT C:	PAYMENT SCHEDULE
ATTACHMENT D:	TIMELINE

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

WORK ORDER #1

ATTACHMENT A

SCOPE OF SERVICES

Cost Driver	[***]’s Assumptions

Countries, Sites, Patients and CRAs
[***]	[***]
[***]	[***]
[***]	[***]
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[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Back-up Sites
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
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[***]	[***]
Study Duration
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Project Management
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
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[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Investigator Meeting
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
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[***]	[***]
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Communication
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Regulatory and Ethics Submissions
[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]
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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Start-up Activities
[***]	[***]
[***]	[***]
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[***]	[***]
Study Initiation
[***]	[***]
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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Study Conduct
[***]	[***]
[***]	[***]
[***]	[***]
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[***]	[***]
[***]	[***]
[***] [***]
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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Drug Safety / Pharmacovigilance
[***]	[***]
[***]	[***]
[***] [***] [***] [***] [***] [***]
[***]	[***]
[***]
[***]	[***]
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[***]	[***]
[***]	[***]
Drug Safety Monitoring Board (DSMB)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medical Monitoring
[***]	[***]
[***] [***] [***] [***] [***]
[***]	[***]
[***] [***]
[***]	[***]
[***]
[***]	[***]
Data Management
[***]	[***]
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Statistics
[***]	[***]
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[***]	[***]
[***]
[***]	[***]
[***]	[***]
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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]
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[***] [***]
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Medical Writing
[***]	[***]
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[***] [***] [***]
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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Clinical Assessment and Training
[***]	[***]
[***]	[***] [***] [***] [***] [***]
IxRS
[***]	[***]
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[***]	[***]
[***]	[***]
[***] [***] [***]
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[***] [***] [***] [***] [***] [***] [***] [***] [***]
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[***] [***] [***]
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[***] [***] [***] [***] [***] [***]
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[***] [***] [***] [***] [***]
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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[***]
[***]	[***]
[***]
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Clinical Trials Materials Handling
[***]	[***]
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[***] [***] [***]
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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

WORK ORDER #1

ATTACHMENT B

BUDGET

[***] Budget
	Client:	Coherus
	Study:	CHS-1420-02: A Double-Blind, Randomized, Parallel-Group, Active-Control Study to Compare the Efficacy and Safety of CHS-1420 DP Versus Humira® in Subjects with Chronic Plaque Psoriasis (PsO)

	Services	Unit	# Units	Unit Cost USD $	[***] Fees USD $

Clinical Start Up
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
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o	[***]	[***]	[***]	[***]	[***]
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o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
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o	[***]	[***]	[***]	[***]	[***]
o	[***]
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o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Study Start Up				[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Regulatory Affairs
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]
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o	[***]	[***]	[***]	[***]	[***]
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o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]
	Full	[***]	[***]	[***]	[***]
	Sub-Total Regulatory Affairs				[***]
Trial Master File
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Trial Master File				[***]
Communication
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Communication				[***]
Vendor Contracting & Management
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Vendor Contracting & Management				[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Clinical Monitoring
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub Total Clinical Monitoring				[***]
Grant Payments
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Grant Payments				[***]
Drug Safety Services
o	[***]
	[***]	[***]	[***]	[***]	[***]
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o	[***]
	[***]	[***]	[***]	[***]	[***]
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o	[***]
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	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Safety				[***]
Drug Safety Monitoring Board (DSMB)
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total DSMB				[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medical Monitoring
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Medical Monitoring				[***]
Data Management
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]
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o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Data Management				[***]
Biostatistics
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]
	[***]	[***]	[***]	[***]	[***]
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	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

	[***]	[***]	[***]	[***]	[***]
o	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Biostatistics				[***]
Clinical Writing
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Clinical Writing				[***]
Clinical Assessment and Training
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Clinical Assessment and Training				[***]
Clinical Trial Materials Handling
o	[***]	[***]	[***]	[***]	[***]
o	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
o	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
o	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
o	[***]
	[***]	[***]	[***]	[***]	[***]
o	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	Sub-Total Clinical Trials Materials Handling				[***]
IxRS
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total IxRS				[***]
Technology
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Technology				[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Project Management
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Project Management				[***]

	Total Estimated Service Fees				[***]

Estimated Pass-Through Costs

Clinical Start-Up Pass-through Costs
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Clinical Start Up Pass-through Costs				[***]
Regulatory Affairs Pass-through Costs
o	[***]	[***]	[***]	[***]	[***]
o	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Regulatory Affairs Pass-through Costs				[***]
Trial Master File Pass-through Costs
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Trial Master File Pass-through Costs				[***]
Communication Pass-through Costs
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Communication Pass-through Costs				[***]
Study Conduct Pass-through Costs
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub Total Study Conduct Pass-through Costs				[***]
Clinical Assessment and Training Pass-through Costs
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Clinical Assessment and Training Pass-through Costs				[***]
Clinical Trial Materials Handling Pass-through Costs
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Clinical Trials Materials Handling Pass-through Costs				[***]
IxRS Pass-through Costs
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total IxRS Pass-through Costs				[***]
Archiving Pass-through Costs
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Archiving Pass-through Costs				[***]
Project Management Pass-through Costs
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Project Management Pass-through Costs				[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Third Party Vendor Costs
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total Third Party Vendors				[***]
PI Fees
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
o	[***]	[***]	[***]	[***]	[***]
	Sub-Total PI Fees				[***]

Total Estimated Pass Through Costs					[***]

Total Estimated Budget					[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

WORK ORDER #1

ATTACHMENT C

PAYMENT SCHEDULE

1. Service Fees (To be billed separately):

1.1. Notwithstanding the payment terms in Section 3.4 of the Agreement, [***] of this Work Order, Sponsor will [***] (Work Order [***]) which represents [***]. Work Order will be [***].  All subsequent invoices will be submitted to Sponsor by email on a [***] basis for units completed in the previous [***], [***] will [***], until [***]. With the exception of [***], which shall be due within [***] days of Sponsor’s receipt of an invoice for same, payment terms shall be as defined in the Agreement.  Any outstanding balances will be reconciled at [***]. Service Fees shall be invoiced separately from Pass-through Expenses and Investigator/Institution Fees.

1.2. Bonus and Penalty fees: [Intentionally Omitted]

1.3. Payment shall be issued by [***].  Wiring instructions are as follows:

Account Holder:	[***]
Bank Name:	[***]
Bank Address:	[***]
[***]
ABA Routing No.:	[***]
Bank Account No.:	[***]
Swift Code:	[***]
Taxpayer ID#:	[***]

2. Pass-through Expenses (To be billed separately):

2.1. Notwithstanding the payment terms in Section 3.4 of the Agreement, [***] of this Work Order, Sponsor will [***] which is the [***], and [***] Pass-Through Expenses.  Work Order will be [***].[***] will submit subsequent [***] invoices by email for incurred Pass-through Expenses based on [***]. With each subsequent invoice for Pass-through Expenses, [***] will [***], until [***].  With the exception of [***], which shall be due within [***] days of Sponsor’s receipt of an invoice for same, payment terms shall be as defined in the Agreement.  Any outstanding balances will be reconciled at [***].

3. Investigator/Institution Fees (To be billed separately):

3.1. Notwithstanding the payment terms in Section 3.4 of the Agreement, [***] of this Work Order, Sponsor will [***] which represents [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[***]. Periodically, [***] will invoice Sponsor by email to [***].  The invoice will be accompanied by a report which [***]. If an increase in the amount of anticipated Investigator/Institution grants is necessary, [***] will provide appropriate support justifying such increase.  Any outstanding balances will be reconciled and provided [***].  For avoidance of doubt, [***] will make all grant payments only from funds received from Sponsor specifically for this purpose. [***] shall not [***].

4. Accounting close out for items 1, 2 and 3 above:

4.1. After [***] days following the end of the study, the presumption shall be that no further payments are owed by Sponsor to [***] for Service Fees.  After [***] days following the end of the study, the presumption shall be that no further payments will be made by Sponsor to [***] for Pass-through Expenses. Accordingly, Sponsor shall have a right to a refund of any amounts of the prepayments made in according to sections 1 through 3 above which exceed the aggregate actual expense.

5. [***]:

The parties shall negotiate in good faith a [***] as part of a change order.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

WORK ORDER #1

ATTACHMENT D

TIMELINE

Assumptions Summary
Milestone	Date
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.